Exhibit 10.2

THIS NOTE AND THE COMMON STOCK REFERENCED HEREIN HAVE NOT BEEN REGISTERED WITH OR APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY AND ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).

THE SALE, ASSIGNMENT, CONVEYANCE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS NOTE OR THE UNDERLYING COMMON STOCK TO U.S. PERSONS, AS DEFINED IN RULE 902(k) PROMULGATED UNDER THE SECURITIES ACT, IS PROHIBITED EXCEPT (1) PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.

This note is one of a series of notes (the “Bridge Notes”) issued in the aggregate principal amount of $2,000,000.

APPLIED DNA SCIENCES, INC.

August ___, 2007	$________________

10% SECURED CONVERTIBLE PROMISSORY NOTE

Applied DNA Sciences, Inc., a Nevada corporation (the “Company”), for value received, hereby promises to pay to ______________________________ (the “Holder,” which term shall in every instance refer to any owner or holder of this Note) at ________________________________ or at any other place that the Holder may designate in writing to the Company, on August __, 2008 (the “Maturity Date”), the principal sum of _____________________ THOUSAND AND NO/100 DOLLARS ($______) in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on the outstanding principal sum hereof at the rate of ten percent (10%) per annum. Payment of principal and accrued and unpaid interest, if any, shall be payable on the Maturity Date in like coin or currency to the Holder hereof at the address of the Holder on file with the Company or at such other place as the Holder shall have notified the Company in writing at least five (5) days before the Maturity Date, provided that any payment otherwise due on a Saturday, Sunday or legal bank holiday may be paid on the following business day.

This Note is secured by a security interest in all the assets of the Company as set forth in Section 4 hereof (the “Security Agreement”). Reference herein to the Security Agreement shall in no way impair the absolute and unconditional obligation of the Company to pay both principal and interest hereon as provided herein.

The rights and remedies of the Holder hereunder are subject to the terms and conditions of the Security Agreement and the provisions of the Uniform Commercial Code as enacted in the State of Nevada including, without limitation, powers with respect to the enforceability and collectibility of all amounts due hereunder. Reference to the Uniform Commercial Code of the State of Nevada is made for a complete description of the rights, powers and obligations of the Holder.

1.    Transfers of Note to Comply with the Securities Act

THE HOLDER AGREES THAT THIS NOTE AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THE NOTE MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (1) PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN AVAILABLE EXEMPTION THEREFROM.

2.    Prepayment; Repayment Upon Consolidation or Merger

(a)  The principal amount of this Note may be prepaid by the Company, in whole or in part, on three days prior written notice without premium or penalty, at any time. Upon any prepayment of the entire principal amount of this Note, all accrued, but unpaid, interest shall be paid to the Holder on the date of prepayment. The date upon which the Company prepays the principal plus all accrued and unpaid interest due on this Note shall be hereinafter referred to as the “Prepayment Date.” Notwithstanding the foregoing right of payment, upon receipt of the three days notice, the Holder shall have the conversion rights set forth under Section 3(b) hereof, regardless of when such three days prior written notice is given.

(b)  This Note shall be paid in full, without premium, in the event the Company consolidates or merges with another corporation, unless (i) the Company shall be the surviving corporation in such consolidation or merger or (ii) the other corporation controls, is under common control with or is controlled by the Company immediately prior to the consolidation or merger whether or not the Company shall be the surviving corporation in such consolidation or merger, in which event this Note shall remain outstanding as an obligation of the consolidated or surviving corporation.

3.    Conversion of Note

(a)  This Note and any accrued and unpaid interest hereon shall automatically convert on the first anniversary of the date hereof into fully paid and non-assessable shares of Common Stock of the Company, par value $0.001 per share (the “Common Stock”), at a 20% discount to the average volume, weighted average price of the Common Stock for the ten trading days prior to the date hereof.

(b)  The Holder shall have the right from time to time, and at any time on or prior to the first anniversary of the date hereof, to convert all or any part of the entirety of the principal and accrued but unpaid interest then outstanding under this Note into that number of fully paid and non-assessable shares of Common Stock, equal to the principal and accrued but unpaid interest under this note divided by $0.50, rounded up to the nearest whole share, on the first anniversary of the date hereof.

4.    Security Agreement. In order to secure the obligations of the Company under this Note and the Bridge Notes, the Company hereby grants a security interest in all of the assets of the Company, which security interest is pari passu with the security interest granted to the holders of $150,000 of $50,000 principal amount secured convertible promissory notes of the Company issued on June 27, 2007; with the security interest granted to James A. Hayward, a director, the Chairman of the Board of Directors, our President and Chief Executive Officer, for an aggregate principal amount of $550,000 in secured convertible promissory notes of the Company bearing interest at 10% per annum issued on April 23, 2007, June 30, 2007 and July 30, 2007; and with the security interest granted to the holders of $1,500,000 of $50,000 principal amount secured convertible promissory notes of the Company issued as part of an offering completed on March 8, 2006. The Company reserves the right to issue $20,000,000 of debt in addition to amounts sold in the offering, of which the Bridge Notes are a part, secured by a security interest in all of the Company’s assets, which security interest would be pari passu to the security interest granted to the holders of the Bridge Notes and the preceding promissory notes.

5.    Events of Default and Remedies

(a)  Any one or more of the following events (each an “Event of Default”) which shall have occurred and be continuing shall constitute an event of default:

(i)  A default in the payment of the principal or accrued interest on this Note or upon any other indebtedness of the Company after the date hereof that is greater than $100,000, as and when the same shall become due, whether by default or otherwise, which default shall have continued for a period of five (5) business days; or

(ii)  Any representation or warranty made by the Company or any officer of the Company in the Notes, or in any agreement, report, certificate or other document delivered to the Holder pursuant to the Notes shall have been incorrect in any material respect when made which shall not have been remedied ten (10) days after written notice thereof shall have been given by the Holder; or

(iii)  The Company or any subsidiary (A) shall institute any proceeding or voluntary case seeking to adjudicate it bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of any order for relief or the appointment of a receiver, trustee, custodian or other similar official for such the Company or any subsidiary or for any substantial part of its property, or shall consent to the commencement against it of such a proceeding or case, or shall file an answer in any such case or proceeding commenced against it consenting to or acquiescing in the commencement of such case or proceeding, or shall consent to or acquiesce in the appointment of such a receiver, trustee, custodian or similar official; (B) shall be unable to pay its debts as such debts become due, or shall admit in writing its inability to apply its debts generally; (C) shall make a general assignment for the benefit of creditors; or (D) shall take any action to authorize or effect any of the actions set forth above in this subsection 5(a)(iii); or

(iv)  Any proceeding shall be instituted against the Company seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for the Company or for any substantial part of its property, and either such proceeding shall not have been dismissed or shall not have been stayed for a period of sixty (60) days or any of the actions sought in such proceeding (including, without limitation, the entry of any order for relief against it or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property) shall occur; or

(v)  One or more final judgments, arbitration awards or orders for the payment of money in excess of $1,000,000 in the aggregate shall be rendered against the Company, which judgment remains unsatisfied for thirty (30) days after the date of such entry.

(vi)  Delisting of the Common Stock from the principal market or exchange on which the Common Stock is listed for trading; the Company’s failure to comply with the conditions for listing; or notification that the Company is not in compliance with the conditions for such continued listing.

(vii)  The issuance of an SEC stop trade order or an order suspending trading of the Common Stock from the principal market or exchange on which the Common Stock is listed for trading for longer than five (5) trading days.

(viii)  The failure by the Company to issue shares of Common Stock to the Holder upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Note, or the failure to transfer or cause its transfer agent to transfer (electronically or in certificated form) any certificate for shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, or the failure to remove any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for any shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, and any such failure shall continue uncured for ten (10) days after the Company shall have been notified thereof in writing by the Holder;

(ix)  Except as permitted herein, the Company shall encumber or hypothecate the collateral subject to the Security Agreement to any party;

(b)  In the event of and immediately upon the occurrence of an Event of Default, the Note shall become immediately due and payable without any action by the Holder and the Note shall bear interest until paid at the rate of ten percent (10%) per annum. If an Event of Default occurs and is continuing, Holder may pursue any available remedy to collect the payment of all amounts due under the Note or to enforce the performance of any provision of the Note. No waiver of any default under the Note shall be construed as a waiver of any subsequent default, and the failure to exercise any right or remedy thereunder shall not waive the right to exercise such right or remedy thereafter.

(c)  The Company covenants that in case the principal of, and accrued interest on, the Note becomes due and payable by declaration or otherwise, then the Company will pay in cash to the Holder of this Note, the whole amount that then shall have become due and payable on this Note for principal or interest, as the case may be, and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable fees and disbursements of the Holder’s legal counsel. In case the Company shall fail forthwith to pay such amount, the Holder may commence an action or proceeding at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree against Company or other obligor upon this Note, wherever situated, the monies adjudicated or decreed to be payable.

(d)  The Company agrees that it shall give notice to the Holder at its registered address by facsimile, confirmed by certified mail, of the occurrence of any Event of Default within ten (10) days after such Event of Default shall have occurred.

6.    Unconditional Obligation; Fees, Waivers, Other

(a)  The obligations to make the payments provided for in this Note are absolute and unconditional and not subject to any defense, set-off, counterclaim, rescission, recoupment or adjustment whatsoever.

(b)  If, following the occurrence of an Event of Default, Holder shall seek to enforce the collection of any amount of principal of and/or interest on this Note, there shall be immediately due and payable from the Company, in addition to the then unpaid principal of, and accrued unpaid interest on, this Note, all costs and expenses incurred by Holder in connection therewith, including, without limitation, reasonable attorneys’ fees and disbursements.

(c)  No forbearance, indulgence, delay or failure to exercise any right or remedy with respect to this Note shall operate as a waiver or as an acquiescence in any default, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy.

(d)  This Note may not be modified or discharged (other than by payment or conversion) except by a writing duly executed by the Company and Holder.

(e)  Holder hereby expressly waives demand and presentment for payment, notice of nonpayment, notice of dishonor, protest, notice of protest, bringing of suit, and diligence in taking any action to collect amounts called for hereunder, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission with respect to the collection of any amount called for hereunder or in connection with any right, lien, interest or property at any and all times which the Company had or is existing as security for any amount called for hereunder.

7.    Miscellaneous

(a)  The headings of the various paragraphs of this Note are for convenience of reference only and shall in no way modify any of the terms or provisions of this Note.

(b)  This Note has been issued by the Company pursuant to authorization of the Board of Directors of the Company.

All notices required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given when personally delivered or sent by registered or certified mail (return receipt requested, postage prepaid), facsimile transmission or overnight courier to the Holder at the address in the records of the Company, to the Company at 25 Health Sciences Dr., Stony Brook, New York 11790 or at such other address as the intended recipient shall have hereafter given to the other party hereto pursuant to the provisions of this Note.

(c)  The Company may consider and treat the entity in whose name this Note shall be registered as the absolute owner thereof for all purposes whatsoever (whether or not this Note shall be overdue) and the Company shall not be affected by any notice to the contrary. Subject to the limitations herein stated, the registered owner of this Note shall have the right to transfer this Note by assignment, and the transferee thereof shall, upon his registration as owner of this Note, become vested with all the powers and rights of the transferor. Registration of any new owners shall take place upon presentation of this Note to the Company at its principal offices, together with a duly authenticated assignment. In case of transfer by operation of law, the transferee agrees to notify the Company of such transfer and of his address, and to submit appropriate evidence regarding the transfer so that this Note may be registered in the name of the transferee. This Note is transferable only on the books of the Company by the holder hereof, in person or by attorney, on the surrender hereof, duly endorsed. Communications sent to any registered owner shall be effective as against all holders or transferees of the Note not registered at the time of sending the communication.

(d)  Payments of principal and interest shall be made as specified above to the registered owner of this Note. No interest shall be due on this Note for such period of time that may elapse between the maturity of this Note and its presentation for payment.

(e)  The Holder shall not, by virtue, hereof, be entitled to any rights of a shareholder in the Company, whether at law or in equity, and the rights of the Holder are limited to those expressed in this Note.

(f)  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Note, if mutilated, the Company shall execute and deliver a new Note of like tenor and date.

(g)  Except as otherwise provided herein, this Note shall be construed and enforced in accordance with the laws of the State of New York, without giving effect to the conflicts of law principles thereof or the actual domiciles of the parties. The Company and the Holder hereby consent to the jurisdiction of the Courts of the State of New York and the United States District Courts situated therein in connection with any action concerning the provisions of this Note instituted by the Holder against the Company.

(h)  The Company and the Holder(i) agree that any legal suit, action or proceeding arising out of or relating to this Note shall be instituted exclusively in the New York State Supreme Court, County of New York or in the United States District Court for the Southern District of New York, (ii) waive any objection which the Holder or the Company may have now or hereafter based upon forum non conveniens or to the venue of any such suit, action or proceeding, and (iii) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York and the United States District Court for the Southern District of New York in any such suit, action or proceeding. The Holder and the Company further agree to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York State Supreme Court, County of New York or in the United States District Court for the Southern District of New York and agree that service of process upon the Company, mailed by certified mail to the Company’s address, will be deemed in every respect effective service of process, in any suit, action or proceeding. FURTHER, THE HOLDER AND THE COMPANY HEREBY WAIVE TRIAL BY JURY IN ANY ACTION TO ENFORCE THIS NOTE AND IN CONNECTION WITH ANY DEFENSE, COUNTERCLAIM OR CROSS CLAIM ASSERTED IN ANY SUCH ACTION.

(i)  No recourse shall be had for the payment of the principal or interest of this Note against any incorporator or any past, present or future stockholder officer, director, agent or attorney of the Company, or of any successor corporation, either directly or through the Company or any successor corporation, otherwise, all such liability of the incorporators, stockholders, officers, directors, attorneys and agents being waived, released and surrendered by the Holder hereof by the acceptance of this Note.

(j)  This Note shall bind the Company and its successors and assigns.

THIS SPACE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this 10% Secured Convertible Promissory Note as of the day and year first above written.

APPLIED DNA SCIENCES, INC.

By: /s/ James Hayward
Name: James Hayward
Title: Chief Executive Officer